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                                                              EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Advantage Learning System, Inc.'s previously filed Registration Statement on Form S-8, File No. 333-38867.


                                                       /s/ Arthur Andersen LLP

                                                       ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 17, 1998.